UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 14, 2016
BSD MEDICAL CORPORATION
 (Exact name of registrant as specified in its charter)
Delaware	001-32526	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1969 Claremont Dr.
Bountiful, Utah  84010
 (Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code:  (801) 725-4625
N/A
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03  Bankruptcy or Receivership.

As reported previously, on May 23, 2016, BSD Medical Corporation f/k/a Perseon Corporation (the “Company”) filed a voluntary petition for relief under Chapter 11 of 11 U.S.C. §§ 101 et seq. of the United States Code (the “Bankruptcy Code”). The matter is styled as In re BSD Medical Corporation, fka Perseon Corporation, Case No. 16-24435 (Bankr. D. Utah) (the “Chapter 11 Case”) in the United States Bankruptcy Court for the District of Utah (the “Bankruptcy Court”).  In addition, as disclosed previously, on August 22, 2016, the Company sold substantially all of the assets of the Company to Scion Medical Technologies, LLC.

Confirmation of Plan

On December 28, 2016, the Bankruptcy Court entered findings of fact and conclusions of law (“Findings and Conclusions”), which supported the Bankruptcy Court’s entry of an order (the “Confirmation Order”) confirming the Company’s Plan Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”). Copies of the Findings and Conclusions, the Confirmation Order, and the Plan are filed as Exhibit 99.1, Exhibit 99.2 and Exhibit 2.1, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 1.03.

Summary of Plan

The Plan, as confirmed by the Bankruptcy Court, provides for distributions by the Company to holders of allowed claims on the effective date of the Plan, and the appointment of a disbursing agent (the “Disbursing Agent”). The Disbursing Agent will administer the Plan and will also serve as a representative of the Company’s estate for the purpose of (i) liquidating the Company’s remaining assets, (ii) resolving all disputed claims and interests, (iii) making distributions to holders of allowed claims and allowed interests in accordance with the terms of the Plan, (iv) dissolving the Company, and (v) otherwise implementing the Plan.

The classes and types of claims and interests in the Company are described in detail in the Plan.  The Plan generally provides that:

•	Administrative Claims will receive payment in full in cash for the unpaid portions of such claims.
•
Priority claims identified in the Plan will be paid in full in cash plus interest accrued, if applicable, on the amount allowed under the plan at an interest rate of 5% from May 23, 2016 through the Effective Date.

•	General unsecured claims will receive payment in full in cash plus interest accrued on the amount allowed under the Plan at an interest rate of 5% from May 23, 2016 through the Effective Date.
•	Holders of the Company’s common stock will receive their pro rata share of the Company’s assets being disbursed under the Plan, subject to a de minimis distribution threshold of $25 per holder.
•
Holders of those certain warrants issued by the Company on April 12, 2013, with an exercise price of $16.50, and on July 2, 2014, with an exercise price of $11.00 (together, the “Private Warrants”), will receive their pro rata share of the Company’s assets being disbursed under the Plan, subject to a de minimis distribution threshold of $25 per holder.

•
Holders of those certain warrants issued by the Company on July 29, 2015 and on August 4, 2015, at an exercise price of $0.99 (the “Public Warrants”), will not receive any distribution on account of such warrants.

The effective date of the Plan will be a date specified by the Company in a notice filed with the Bankruptcy Court as the date on which the Plan will take effect (the “Effective Date”), which date will be the first business date after the later of: (i) the Confirmation Order shall have become a final order that has not been stayed or modified or vacated on appeal; and (ii) the Disbursing Agent is appointed pursuant to a Disbursing Agent Agreement.  We anticipate that the Effective Date will be no later than January 20, 2017.  Except for the purpose of evidencing a right to distribution under the Plan and except as otherwise set forth in the Plan, on the Effective Date, all notes, stock, warrants, agreements, instruments, certificates, and other documents evidencing any claim against or interest in the Company will be cancelled and the obligations of the Company thereunder or in any way related thereto will be fully released.  All derivative claims of the Company and most third party claims will also be released on the Effective Date, in accordance with the provisions of the Plan.

The foregoing description is a summary of the material terms of the Plan and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan filed as Exhibit 2.1 to this Current Report on Form 8-K.

Common Stock

As of December 28, 2016, the Company had issued and outstanding 9,766,323 shares of common stock, Private Warrants exercisable for 985,736 shares of common stock and Public Warrants exercisable for 11,500,000 shares of common stock. Under the Plan, the holders of the Company’s common stock and Private Warrants will receive pro rata distributions in accordance with the Plan. Holders of the Public Warrants will not receive any distribution on account of such warrants. The Company’s common stock, the Private Warrants and the Public Warrants will be cancelled on the Effective Date.

No shares of the Company’s common stock, Private Warrants or Public Warrants are being reserved for future issuance in respect of claims and interests filed and allowed under the Plan.

Assets and Liabilities

In the Company’s most recent monthly operating report filed with the Bankruptcy Court on December 14, 2016 and furnished as Exhibit 99.3 to this Current Report on Form 8-K, the Company reported total assets of $3,538,295.30 and total liabilities of $2,736,203.75 as of November 30, 2016.

Item 3.03  Material Modification to Rights of Security Holders.

As provided in the Plan, all notes, stock, warrants, agreements, instruments, certificates, and other documents evidencing any claim against or interest in the Company will be cancelled on the Effective Date and the obligations of the Company thereunder or in any way related thereto will be fully released. The registered securities to be cancelled on the Effective Date include all of the Company’s common stock as well as the Private Warrants and Public Warrants.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Plan provides that the Company’s board of directors will be dissolved and its officers will be discharged on the Effective Date. As provided in the Plan, each of the Company’s directors, Timothy C. McQuay, Harold R. Wolcott, Steven G. Stewart, Damian E. Dupuy and Peter Vitulli, and Mr. McQuay in his role as President of the Company, will cease to be directors and officers of the Company on the Effective Date. Also on the Effective Date, the Disbursing Agent will succeed to such powers as would have been applicable to the Company’s officers, directors and shareholders and will become the sole representative of the Company.

Item 7.01  Regulation FD Disclosure.

Modified SEC Reporting

During the pendency of the Chapter 11 Case, the Company has adopted a modified reporting program with respect to its reporting obligations under federal securities laws. In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, each month the Company will file with the Securities and Exchange Commission (the “SEC”) a current report on Form 8-K that will have attached to it the monthly operating report required by the Bankruptcy Court. The Company does not intend to file periodic reports while the Chapter 11 Case is pending, but will continue to file current reports on Form 8-K as required by federal securities laws. The Company believes that this modified reporting program is consistent with the protection of its investors as set forth in Exchange Act Release No. 9660, dated June 30, 1972.

Operating Reports

On December 14, 2016, the Company filed a monthly operating report with the Bankruptcy Court that presides over the Chapter 11 Case for the period that began on November 1, 2016 and ended on November 30, 2016 (the “Operating Report”). The Operating Report is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The Operating Report is furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing. This Current Report on Form 8-K (including the exhibits hereto) should not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Cautionary Note Regarding the Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Operating Report, which report was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Operating Report is limited in scope, covers a limited time period, has been prepared solely for the purpose of complying with the requirements applicable in the Chapter 11 Case and is in a format acceptable to the U.S. Trustee. The financial information contained in the Operating Report was not audited or reviewed by independent public accountants, does not contain all of the information and footnotes required by generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the financial information contained in the Operating Report is complete. The Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company's reports pursuant to the Exchange Act, and such information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Report should not be viewed as indicative of future results.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute “forward-looking” statements that are generally identifiable through the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project” and similar expressions and include any statements that are made regarding earnings expectations. The forward-looking statements speak only as of the date of this report, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur. These statements are based on a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future performance and that actual future results may differ materially due to a variety of factors. Factors that could cause the Company's results to differ materially include: (i) the Company's ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Case; (ii) the Company's ability to operate its business during this process, (iii) the effects of the Company's bankruptcy filing on the Company's business and the interests of various creditors, equity holders and other constituents, (iv) the length of time the Company will operate under the Chapter 11 Case, (v) risks associated with third-party motions in the Chapter 11 Case, which may interfere with the Company's ability to develop and consummate a plan of reorganization, (vi) the potential adverse effects of the Chapter 11 Case on the Company's liquidity or results of operations, and (vii) other factors disclosed by the Company from time to time in its filings with the SEC, including those described under the caption “Risk Factors” in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. As a result of these factors, the Company's actual results may differ materially from those indicated or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Company’s Plan Pursuant to Chapter 11 of the Bankruptcy Code
99.1	Findings and Conclusions of the Bankruptcy Court
99.2	Order Confirming Company’s Plan Pursuant to Chapter 11 of the Bankruptcy Code
99.3	November 2016 Monthly Operating Report

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD MEDICAL CORPORATION
Date:  January 3, 2017
By:  /s/ Timothy C. McQuay
Name:  Timothy C. McQuay
Title:    President

EXHIBIT INDEX

Exhibit Number	Description
2.1	Company’s Plan Pursuant to Chapter 11 of the Bankruptcy Code
99.1	Findings and Conclusions of the Bankruptcy Court
99.2	Order Confirming Company’s Plan Pursuant to Chapter 11 of the Bankruptcy Code
99.3	November 2016 Monthly Operating Report